UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2019

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

10 Water Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 272-4235

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2019, the Company entered into a letter agreement (the “Agreement”) with Thomas D. Vitro, the Company’s Vice President, Chief Financial Officer and Chief Accounting Officer, pursuant to which Mr. Vitro may earn a special retention bonus in connection with his continued service to the Company. Under the terms of the Agreement, if Mr. Vitro remains continuously employed by the Company through the periods (each, a “Retention Period” and collectively, the “Retention Periods”) commencing on January 25, 2019 and ending on each of June 30, 2019 and December 31, 2019 (each, an “Outside Date” and collectively, the “Outside Dates), the Company will pay to Mr. Vitro an amount equal to $50,000 for the Retention Period ending on June 30, 2019, and $50,000 for the Retention Period ending on December 31, 2019 (each, a “Retention Bonus” and collectively, the “Retention Bonuses”).

Mr. Vitro will earn the Retention Bonus for a Retention Period only if he is actively employed by the Company throughout such Retention Period, including on the Outside Date for such Retention Period; provided, however, that if Mr. Vitro’s employment with the Company is terminated by the Company without Cause (as such term is defined in the Agreement), or by Mr. Vitro for Good Reason (as such term is defined in the Agreement), then Mr. Vitro will be entitled to receive the applicable Retention Bonus for the applicable Retention Period. If Mr. Vitro’s employment is terminated by the Company with Cause or by Mr. Vitro without Good Reason, Mr. Vitro will not receive a Retention Bonus for the Retention Period during which his employment was terminated, or for any subsequent Retention Period. The Retention Bonus will be paid in one lump sum cash payment within five (5) business days following the completion of the applicable Retention Period.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated January 25, 2019, by and between STR Holdings, Inc. and Thomas D. Vitro.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: January 25, 2019	By:	/s/ ROBERT S. YORGENSEN
Robert S. Yorgensen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated January 25, 2019, by and between STR Holdings, Inc. and Thomas D. Vitro.